UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No. )

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Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Pacific Biosciences of California, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Pacific Biosciences of California, Inc. VOTE

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Online

Go to **www.envisionreports.com/PACB** or scan the QR code — login details are located in the shaded bar below.

At The Virtual Meeting

To access the virtual Annual Meeting, please visit www.meetnow.global/MNPUZ57

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the Pacific Biosciences of California, Inc. Stockholder Meeting to be Held on May 25, 2022

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The 2022 annual meeting of stockholders will be held in virtual meeting format only. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and the 2021 Annual Report to Stockholders are available at:

www.envisionreports.com/PACB

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/PACB**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 13, 2022 to facilitate timely delivery.

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Stockholder Meeting Notice

Pacific Biosciences of California, Inc.'s 2022 Annual Meeting of Stockholders will be held on Wednesday, May 25, 2022 at 9:00 a.m. Pacific Time virtually via the internet at meetnow.global/MNPUZ57. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote <u>FOR</u> all nominees for Class III directors and <u>FOR</u> Proposals 2 and 3:

1. Election of Class III directors:
   David Botstein, Ph.D.; William Ericson; Kathy Ordoñez
2. Ratification of the appointment of Emst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.
3. Approval of an amendment of our 2020 Equity Incentive Plan to increase the number of shares reserved thereunder.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Proxy materials for the 2022 Annual Meeting of stockholders are available on the Internet and can be viewed at www.envisionreports.com/PACB

Here's how to order an EMAIL or PAPER copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/PACB**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Pacific Biosciences of California, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want either a paper or email copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 13, 2022.